[FORM OF FACE OF NOTE]


                             AMERICAN STORES COMPANY
                           MEDIUM-TERM NOTE, SERIES B
REGISTERED                     (FLOATING RATE)                      REGISTERED

NO. FLR
CUSIP No.

If this Note is registered in the name of The Depository Trust Company, a New York corporation, (the "Depositary") (55 Water Street, New York, New York) or its nominee, the following legend applies:

UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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PRINCIPAL AMOUNT:
ISSUE PRICE:
ORIGINAL ISSUE DATE:
STATED MATURITY DATE:
INDEX MATURITY:
INITIAL INTEREST RATE:        %
MAXIMUM INTEREST RATE:        %
MINIMUM INTEREST RATE:        %
SPREAD MULTIPLIER:            %
SPREAD:
FIRST INTEREST RESET DATE:
INTEREST RESET PERIOD:
   (Daily, Weekly, Monthly, Quarterly,
   Semiannually, or Annually)
INTEREST PAYMENT PERIOD:
   (Monthly, Quarterly, Semiannually or
   Annually)
REDEMPTION PROVISION, IF ANY:
   INITIAL REDEMPTION DATE:
   INITIAL REDEMPTION PRICE:
   ANNUAL REDEMPTION PRICE
      REDUCTION:
INTEREST CATEGORY:
   (Regular Floating Rate Note, Floating
   Rate/Fixed Rate Note, or Inverse Floating
   Rate Note)


----------------------------------------------
FIXED RATE COMMENCEMENT DATE:
   FIXED INTEREST RATE:
REPAYMENT PROVISIONS, IF ANY:
   OPTIONAL REPAYMENT DATE(S):
   OPTIONAL REPAYMENT PRICE(S):
AMORTIZATION FORMULA:
AMORTIZATION PAYMENT DATE(S)
CALL OPTION PROVISIONS:

OTHER PROVISIONS:

----------------------------------------------

BASE RATE:  (check one)

/ / Commercial Paper Rate

/ / Federal Funds Rate

/ / Prime Rate

/ / CD Rate

/ / LIBOR

/ / Treasury Rate

/ / CMT Rate

/ / Other _______ (see below)
----------------------------------------------

            If applicable, the following will be completed solely for purposes of applying the United States federal income tax Original Issue Discount rules: Issue Price (for each $1,000
principal amount):  $                ; Total Original Issue
Discount (for each $1,000 principal amount): $         ; Yield To
Maturity:           , Comparable Yield            ; and Projected
Payment Schedule:               .

            AMERICAN STORES COMPANY, a Delaware corporation (herein called the "Company," which term includes the Company's successors and assigns under the Indenture, as hereinafter defined), for value received, hereby promises to pay to







, or registered assigns, the principal sum set forth above on the Stated Maturity Date set forth above (except to the extent redeemed or repaid prior to maturity), and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions of this Note, depending upon the Base Rate specified above, until payment of said principal sum has been made or duly provided for. The Company will pay interest in arrears monthly, quarterly, semiannually or annually as set forth above as the Interest Payment Period on each Interest Payment Date (as defined below), commencing with the first Interest Payment Date next succeeding the Original Issue Date set forth above and at maturity or upon redemption or repayment; provided, however, that, if the Original Issue Date is between a Record Date (as defined below) and the following respective Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Record Date to the registered Holder on such next succeeding Record Date; provided, further, that if an Interest Payment Date other than the Stated Maturity Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Base Rate and such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Stated Maturity Date to the date of such payment on the next succeeding Business Day. "Business Day" means any day, other than a Saturday or Sunday, (i) that is not a day on which banking institutions are authorized or required by law or regulation to be closed in New York City and (ii) with respect to Notes which have a Base Rate of LIBOR, a London Banking Day (as defined below). "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted on the London interbank market.

            Except as otherwise specified above, interest will be payable on the third Wednesday of each month if the Interest Payment Period specified above is monthly; on the third

Wednesday of March, June, September and December if the Interest Payment Period specified above is quarterly; on the third Wednesday of the two months specified above under Interest Payment Dates if the Interest Payment Period specified above is semiannual; and on the third Wednesday of the month specified above under Interest Payment Dates if the Interest Payment Period specified above is annual (each, an "Interest Payment Date"), and in each case at maturity or upon redemption or repayment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date (whether or not a Business Day) (the "Record Date") 15 calendar days (unless otherwise specified above) immediately preceding such Interest Payment Date; provided, however, that if the Company shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall then cease to be payable to the Holder on such Record Date by virtue of having been such Holder, and shall be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) for the payment of such defaulted interest established by notice given by mail by or on behalf of the Company to Holders not less than 15 days preceding such subsequent record date; and provided, further, that interest payable at maturity or upon redemption or repayment will be payable to the person to whom the principal hereof is payable.

            Unless this Note is registered in the name of the Depositary or its nominee, payment of the principal of, premium, if any, and interest payable at maturity (or upon redemption or repayment) will be made at the office or agency of the Company maintained for that purpose in New York City in immediately available funds (provided that this Note is presented and surrendered to such office or agency in time for such office or agency to make such payments in such funds in accordance with its normal procedures). Unless this Note is registered in the name of the Depositary or its nominee, interest (other than interest payable at maturity or upon redemption or repayment) will be paid by check mailed to the address of the person entitled thereto as it appears on the registry books of the Company on the applicable Record Date or, at the option of the Company, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, a Holder of $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms shall be entitled to receive such payments by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Paying Agent not less than 15 calendar days prior to the applicable Interest Payment Date. If this Note is registered in the name of the Depositary or its nominee, payments of principal of, premium, if any, and interest on this Note will be made in accordance with a written agreement between the Company, the Paying Agent, its agent and the Depositary.



            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or by any authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                          AMERICAN STORES COMPANY


                                          By:_________________________________
                                              Title:


                                          ATTEST:


                                          By:_________________________________
                                              Title:

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                          CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date of authentication: __________________

                                           The First National Bank of
                                              Chicago, as Trustee
                                           By:___________________________
                                                  Authorized Officer

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                                       5

                            [FORM OF REVERSE OF NOTE]
                             AMERICAN STORES COMPANY
                           MEDIUM-TERM NOTES, SERIES B
                                 (FLOATING RATE)


            This Note is one of a duly authorized series of Securities (herein called the "Securities") of the Company designated as "Medium-Term Notes, Series B" (herein called the "Notes"), issued under an Indenture (herein called the "Indenture") dated as of May 1, 1995 between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited in aggregate initial offering price to $500,000,000 (or the equivalent thereof in other currencies or currency units); provided, however, that the Company may from time to time authorize an increase in the aggregate initial offering price of Notes to be sold, which Notes will constitute a part of this series. The Notes of this series may be issued from time to time at varying maturities, interest rates and other terms as may be designated with respect to a Note. To the extent not inconsistent herewith the terms of the Indenture are hereby incorporated herein. The Company has initially appointed The First National Bank of Chicago to act as Paying Agent and Registrar (the "Paying Agent") for the Notes.

            This Note and all obligations of the Company hereunder are unsecured obligations of the Company and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

            Unless otherwise provided on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions set forth below, will not be redeemable or subject to repayment at the option of the Holder prior to maturity.

            If so indicated on the face of this Note, this Note may be redeemed, at the option of the Company, on any date on or after the Initial Redemption Date, if any, set forth on the face hereof, either in whole or from time to time in part at the applicable Redemption Price (as defined below), together with interest accrued and unpaid thereon to the redemption date. Notice of redemption to the Holders of the Notes to be redeemed shall be given by mailing to such Holders a notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, at their last addresses as they shall appear upon the registry books (provided that, if the Holder of this Note is the Depositary or a nominee of the Depositary, notice of such redemption shall be given in accordance with any applicable provisions of such written agreement between the Company, the Paying Agent, its agent and the Depositary). If less than all of the Notes having the same terms (except as to principal amount and date of issuance) are to be redeemed, the Notes to be redeemed shall be selected by the Paying Agent (or if there is no Paying Agent appointed pursuant to Section 3.4 of the Indenture, the Trustee) by lot, pro rata or such other method as it shall deem appropriate and fair. The "Redemption Price" shall initially be the Initial Redemption Price, specified on the face hereof, expressed as a percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, specified on the face hereof, by the Annual Redemption Price Reduction, if any, specified on the face hereof, expressed as a percentage of the principal amount to be redeemed, until the Redemption Price is 100% of such principal amount.

            Unless otherwise indicated on the face of this Note, this Note shall not be subject to repayment at the option of the Holder prior to maturity. If so indicated on the face of this Note, this Note will be subject to repayment at the option of the Holder on the date or dates and at the price or prices specified on the face hereof, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the Holder hereof, the Paying Agent must receive at least 30 but not more than 60 days prior to the repayment date (a) appropriate wire instructions and (b) either (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the Holder of this Note, the principal amount hereof, the portion of the principal amount to be repaid, the certificate number of this Note or a description of this Note's tenor and terms, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form below entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the Holder hereof shall be irrevocable. The repayment option may be exercised by a Holder of this Note for less than the entire principal amount of this Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. No transfer or exchange of this Note (or, in the event that this Note is to be repaid in part, the portion of this Note to be repaid) will be permitted after exercise of a repayment option. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the Holder hereof upon the cancellation thereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of this Note for repayment will be determined by the Company, whose determination will be final, binding and nonappealable.

            If so indicated on the face of this Note, certain parties may have the right to purchase this Note (in whole and not in part) from the holder as described below (such right, the "Call Option") at a price equal to 100% of the principal amount of this Note (the "Face Value") and subject to such persons giving notice of their intention to purchase such Note (a "Call Notice").

            To exercise the Call Option with respect to any Interest Reset Date, such persons must give a Call Notice to the Holder of this Note. In the event a Call Notice is duly given, the Holder thereof will be obligated to sell to such persons, and such persons will be obligated to purchase from such Holder, at the Face Value on the applicable Interest Reset Date, this Note held of record by such Holder on the Interest Reset Date. Such sale and purchase will be effected through the facilities of the Depositary, with such Holder of this Note being deemed to have automatically tendered this Note for sale to such persons on the applicable Interest Reset Date in accordance with applicable Depositary procedures. The Holder's automatic tender of this Note will be subject to the Holder's receipt of payment of the Face Value of this Note from such persons on the Interest Reset Date. Until purchased or paid by the Company, this Note will remain outstanding notwithstanding any exercise of the Call Option by such persons.

            If so specified on the face of this Note, the Holder of this Note may have the right to require the Company to repurchase this Note (in whole and not in part) (such right, its "Put Option") at a price equal to 100% of the principal amount of this Note (the "Put Price"). The accrued and unpaid interest that becomes payable on the applicable (or any prior) Interest Reset Date will be payable by the Company to the Holder of record as provided on the face of this Note and the Indenture. If for any reason payment of the Put Price is not made when due, the accrued interest from the Interest Reset Date to the date payment is made would be payable by the Company as part of the Put Price.

            This Note will bear interest from its Original Issue Date at rates determined by reference to the Base Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any (each as specified on the face hereof) until the principal hereof has been paid or payment thereof is duly provided for. The interest rate borne by this Note will be determined as follows:

            (i) Unless the Interest Category of this Note is designated on the face hereof as a "Floating Rate/Fixed Rate Note," or an "Inverse Floating Rate Note" or as otherwise specified as "Other Provisions" on the face hereof or in an Addendum hereto, this Note shall be designated as a "Regular Floating Rate Note" and, except as set forth below or specified on the face hereof or in an Addendum hereto shall bear interest at the rate determined by reference to the applicable Base Rate (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any. Commencing on the initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the initial Interest Reset Date shall be the initial Interest Rate.

            (ii) If the Interest Category of this Note is designated on the face hereof as a "Floating Rate/Fixed Rate Note," then, except as described below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Base Rate (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any. Commencing on the initial Interest Reset Date, the rate at which interest on such Floating Rate/Fixed Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that
(y) the interest rate in effect for the period, if any, from the Original Issue Date to the initial Interest Reset Date shall be the Initial Interest Rate and
(z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified on the face hereof to the Stated Maturity Date shall be the Fixed Interest Rate specified on the face hereof or, if no such Fixed Interest Rate is specified, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date.

            (iii) If the Interest Category of this Note is designated on the face hereof as an "Inverse Floating Rate Note," then, except as described below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Base Rate or Base Rates (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any; provided, however, that unless otherwise specified on the face hereof or in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the initial Interest Reset Date will be the Initial Interest Rate.

            The Base Rate shall be the rate determined in accordance with the applicable provisions below. Commencing on the initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof based upon the applicable Interest Determination Date (as defined below). Unless otherwise specified on the face hereof, the Interest Reset Date will be each Business Day if the Interest Reset Period specified on the face is daily; Wednesday of each week if the Interest Reset Period is weekly, unless the Base Rate is the Treasury Rate in which case it will be Tuesday of each week, except as provided below; the third Wednesday of each month if the Interest Reset Period is monthly; the third Wednesday of March, June, September and December if the Interest Reset Period is quarterly; the third Wednesday of the two months specified on the face hereof under Interest Payment Dates if the Interest Reset Period is semiannually; and the third Wednesday of the month specified on the face hereof under Interest Payment Dates if the Interest Reset Period is annual. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except, if the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

            Interest payments on each Interest Payment Date (except in the case of a Note that resets daily or weekly) will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date. If this Note resets daily or weekly, unless otherwise specified on the face of this Note, interest payments will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, and including, the Record Date immediately preceding the applicable Interest Payment Date, and at maturity, redemption or repayment the interest payments will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Stated Maturity Date or the redemption or repayment date.

            Accrued interest will be calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day will be computed by dividing the interest rate applicable to such day by 360, in the case of Notes having as their Base Rate the Commercial Paper Rate, Federal Funds Rate, Prime Rate, CD Rate and LIBOR, or by the actual number of days in the year, in the case of Notes having as their Base Rate the Treasury Rate or the CMT Rate. The interest rate in effect on each day will be (i) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date (as defined below) pertaining to such Interest Reset Date, or
(ii) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, subject in either case to any Maximum Interest Rate or Minimum Interest Rate limitation and to any adjustment by a Spread or Spread Multiplier in each case referred to on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest.

            The "Interest Determination Date" pertaining to the Commercial Paper Rate, Federal Funds Rate, Prime Rate, CD Rate, or CMT Rate will be the second Business Day preceding the Interest Reset Date. The Interest Determination Date with respect to LIBOR will be the second London Banking Day preceding such Interest Reset Date. The Interest Determination Date with respect to the Treasury Rate will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the Index Maturity specified on the face of this Note are auctioned. If, as the result of a legal holiday, an auction is so held on the Friday of the week preceding the Interest Reset Date, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date with respect to the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

            The "Calculation Date," where applicable and unless otherwise specified on the face of this Note, pertaining to an Interest Determination Date will be the first to occur of either (a) the tenth Business Day after such Interest Determination Date or (b) the second Business Day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

            Unless otherwise specified on the face hereof, the Paying Agent shall be the calculation agent (in such capacity, the "Calculation Agent") with respect to this Note. Upon request of the Holder of this Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date with respect to this Note.

            Determination of Commercial Paper Rate. If the Base Rate on this
Note is the Commercial Paper Rate, the interest rate with respect to this Note shall equal, with respect to any Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified in the applicable Pricing Supplement as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of such Board of Governors ("H.15(519)"), under the heading "Commercial Paper--Nonfinancial." If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity specified in the applicable Pricing Supplement (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively) as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M., Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, the Commercial Paper Rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates of three leading dealers of commercial paper in New York City (which may include any of the Agents or their affiliates) selected by the Calculation Agent as of 11:00 A.M., New York City time, on such Interest Determination Date, for commercial paper having the Index Maturity specified in the applicable Pricing Supplement placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency; provided, however, that, if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Interest Determination Date shall be the Commercial Paper Rate in effect on such Interest Determination Date.

            "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


            Money Market Yield =         D X 360           X 100
                                 ----------------------
                                      360 - (D X M)

            where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Index Maturity.

            Determination of Federal Funds Rate. If the Base Rate on this Note is the Federal Funds Rate, the interest rate payable with respect to this Note shall equal, with respect to any Interest Determination Date, the rate on such Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate shall be the interest rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight Federal Funds, arranged by three leading brokers of Federal Funds transactions in New York City (which may include any of the Agents or their affiliates) selected by the Calculation Agent as of 11:00 A.M., New York City time, on such Interest Determination Date; provided, however, that, if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Interest Determination Date shall be the Federal Funds Rate in effect on such Interest Determination Date.

            Determination of Prime Rate. If the Base Rate on this Note is the Prime Rate, the interest rate payable with respect to this Note shall equal, with respect to any Interest Determination Date, the rate on such date as is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display specified as page USPRIME1 on the Reuters Monitor Money Rates Service (or any successor service) or such other page as may replace the USPRIME1 page on the Reuters Monitor Money Rates Service (or any successor service) for the purpose of displaying prime rates or base lending rates of major United States banks ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates (quoted on the basis of the actual number of days in the year divided by 360) as of the close of business on such Interest Determination Date by four major money center banks in New York City selected by the Calculation Agent. If fewer than four such quotations are so provided, the Prime Rate shall be the arithmetic mean of four prime rates (quoted on the basis of the actual number of days in the year divided by 360) as furnished in New York City by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies to obtain four such prime rate quotations; provided that such substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500 million and being subject to supervision or examination by a United States Federal or State authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that if the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Interest Determination Date shall be the Prime Rate in effect on such Interest Determination Date.

            Determination of CD Rate. If the Base Rate on this Note is the CD Rate, the interest rate payable with respect to this Note shall equal, with respect to any Interest Determination Date, the rate on such Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified in the applicable Pricing Supplement as such rate is published in H.15(519) under the heading "CDs (Secondary Market)." If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate shall be the rate on such Interest Determination Date for negotiable U.S. dollar certificates of deposit of the Index Maturity specified in the applicable Pricing Supplement as published in Composite Quotations under the heading "Certificate of Deposit." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, the CD Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest

Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City (which may include any of the Agents or their affiliates) selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit in the denomination of $5,000,000 of major United States money center banks of the highest credit standing in the market for negotiable U.S. dollar certificates of deposit with a remaining maturity closest to the Index Maturity specified in the applicable Pricing Supplement. However, if such dealers are not quoting as mentioned in this sentence, the CD Rate determined as of such Interest Determination Date shall be the CD Rate in effect on such Interest Determination Date.

            Determination of LIBOR. If the Base Rate on this Note is LIBOR, the interest rate payable with respect to this Note will be determined by the Calculation Agent in accordance with the following provisions:

                  (i) With respect to an Interest Determination Date, LIBOR will be determined on the basis of either (a) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in U.S. dollars for the period of the applicable Index Maturity which appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page at approximately 11:00 A.M., London time, on such Interest Determination Date or (b) if "LIBOR Telerate" is specified in the applicable Pricing Supplement or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Pricing Supplement as the method for calculating LIBOR, the rate for deposits in U.S. dollars for the period of the applicable Index Maturity that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of such Interest Determination Date shall be determined as if the parties had specified the rate described in (ii) below.

                  (ii) With respect to an Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as described in clause (i), LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated in the applicable Pricing Supplement are offered at approximately 11:00 A.M., London time, on such Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent (the "Reference Banks") to prime banks in the London interbank market in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such Interest Determination Date by three major banks in New York City selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity designated in the applicable Pricing Supplement in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such Interest Determination Date shall be LIBOR in effect on such Interest Determination Date.

                  (iii) "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the display on the Reuters Monitor Money Rates Service (or any successor service) on the page specified in such Pricing Supplement (or any other page as may replace such page or such service (or any successor service)) for the purpose of displaying the London interbank rates of major banks for U.S. dollars, or (b) if "LIBOR Telerate" is specified in the applicable Pricing Supplement or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Pricing Supplement as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) on the page specified in such Pricing Supplement (or any other page as may replace such page or such service (or any successor service)) for the purpose of displaying the London interbank rates of major banks for U.S. dollars.

            Determination of Treasury Rate. If the Base Rate with respect to this Note is the Treasury Rate, the interest rate payable with respect to this Note shall equal, with respect to any Interest Determination Date, the rate from the auction held on such Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Pricing Supplement as such rate is published in H.15(519) under the heading "U.S. Government Securities--Treasury bills--auction average (investment)" or, if such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Treasury Rate shall be the auction average rate of such Treasury bills (expressed as bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the Auction of Treasury bills having the Index Maturity specified in the applicable Pricing Supplement are not reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such Auction is held in a particular week (or on the preceding Friday, if applicable), the Treasury Rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers (which may include any of the Agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified in the applicable Pricing Supplement; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Interest Determination Date shall be the Treasury Rate in effect on such Interest Determination Date.

            Determination of the CMT Rate. If the Base Rate with respect to this
Note is the CMT Rate, the interest rate payable with respect to this Note shall equal with respect to any Interest Determination Date, the rate displayed on the Designated CMT Telerate Page under the heading ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," or any successor heading, under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified in the applicable Pricing Supplement, for the week or the month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Interest Determination Date occurs. In the event such rate is no longer displayed on the relevant page, or is not displayed prior to 3:00 P.M., New York City time, on the related Calculation Date, the CMT Rate for such Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519) or any successor publication. If such rate is no longer published, or is not published by 3:00 P.M., New York City time, on the related Calculation Date, the CMT Rate for such Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for such Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519) or any successor publication. If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on such Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in New York City (which may include any of the Agents or their affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate for such Interest Determination Date shall be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on such Interest Determination Date of three Reference Dealers in New York City (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the

Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate shall be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes shall be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect on such Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent shall obtain quotations for the Treasury Note with the shorter remaining term to maturity and shall use such quotations to calculate the CMT Rate as set forth above.

            "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service, or any successor service, on the page specified in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

            "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be two years.

            Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing on each Interest Determination Date.

            The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general applicability.

            In case an Event of Default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the principal amount of all Notes then outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be annulled by the Holders of a majority in principal amount of the Notes outstanding.

            If the face hereof indicates that this Note is issued with original issue discount, then if the principal of this Note is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the Amortized Face Amount (as defined below) of this Note as of the date of such declaration. "Amortized Face Amount" shall be an amount equal to the aggregate principal amount hereof multiplied by the sum of (i) the Issue Price set forth on the face hereof plus
(ii) the portion of the difference between the Issue Price and the principal amount of this Note that has accrued at the yield to maturity set forth on the face hereof (computed in accordance with generally accepted Untied States bond yield computation principles) to such date of declaration, but in no event shall the Amortized Face Amount exceed the principal amount of this Note.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of any series then Outstanding and affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of any series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of each such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee under the Indenture, and offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days of receipt of such notice, request and offer of indemnity; provided, however, that such limitations do not apply to a suit instituted by the Holder for the enforcement of payment of the principal of, premium, if any, or interest on this Note on or after the respective due date expressed herein.

            No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and manner herein prescribed.

            This Note is transferable or exchangeable by the registered Holder hereof or by his attorney duly authorized in writing at the office or agency of the Company in New York City (which initially will be the office of the Paying Agent) or any other office or agency maintained for such purpose, without charge except for any tax or other governmental charge imposed in relation thereto, but only in the manner and subject to the limitations provided in the Indenture and upon surrender of this Note. Upon any such transfer or exchange a Note or Notes of authorized denominations for a like aggregate principal amount and bearing a number not contemporaneously outstanding will be issued in exchange herefor.

            The Notes of this series are issuable only in registered form without coupons and will be represented by either (i) one or more global notes (each a "Global Note") registered in the name of a nominee of the Depositary or
(ii) certificated notes issued in definitive form ("Certificated Notes"). Global Notes or Certificated Notes are issuable in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations set forth therein, Notes of this series are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes, and neither the Company, the Trustee nor any such agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

            No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, shareholder, employee, officer of director, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof. In any event of any sale or transfer of all or substantially all of the assets to a successor corporation and the assumption of the obligations and covenants under the Notes and the Indenture by the successor corporation, the predecessor corporation may be dissolved and liquidated as more fully set forth in the Indenture.

            THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    OPTION TO ELECT REPAYMENT


            The undersigned hereby irrevocably request(s) and instruct(s) the
Company to repay $             principal amount of the within Note, pursuant to
its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please Print or Type Name and Address of the Undersigned)

and to issue to the Undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note, if any.

            For Option to Elect Repayment to be effective, this Note with Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at the office of The First National Bank of Chicago in New York City, located initially at 14 Wall Street, 8th Floor, New York, New York 10005.



Dated:_____________________
                                 -----------------------------------------------
                                                 (Signature)
                                 Note: The signature to this Option to Elect
                                 Repayment must correspond with the name as written upon the within Note in every particular without alteration or enlargement or any change whatsoever. [SIGNATURE
                                 GUARANTEED -- required only if Notes are to be issued and delivered to other than the registered holder]

                                 Fill in for registration of Notes if to be issued otherwise than to the registered holder:

                                 Name:_______________________________________

                                 Address:_____________________________________

                                       ----------------------------------
                                         (Please print name and address
                                              including zip code)



                                 Social Security or Other Taxpayer ID Number:

                                 ----------------------------------

                          ABBREVIATIONS


            The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.

            TEN COM -- as tenants in common

            UNIF GIFT MIN ACT --               Custodian
                                   -----------------------------------
                                                (Minor)

               Under Uniform Gifts to Minors Act



                  --------------------------
                          (State)



            TEN ENT -- as tenants by the entireties
            JT TEN -- as joint tenants with right of survivorship
                          and not as tenants in common

            Additional abbreviations may also be used though not in the above list.

                         ASSIGNMENT FORM

           TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:



I or we assign and transfer            -----------------------------------------
                                        Insert Assignee's Social Security or
this Note to                              Tax I.D. No.:


                                       -----------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Print or Type Assignee's Name, Address and Zip Code)

and irrevocably appoint ______________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

                                      ------------------------------------------
                                               Signature of Assignor
                                      (Sign exactly as name appears on the face of the Note)

                                      Date:
                                           -------------------------